EXHIBIT 906CERT

CERTIFICATIONS PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of db-X Exchange-Traded Funds Inc. (the “Registrant”), do hereby certify, to such officer’s knowledge, that:

(1)	The Form N-CSR of the Registrant for the period ended November 30, 2011 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	January 30, 2012

By:	/s/ Alex Depetris
Name:	Alex Depetris
Title:	President and Chief Executive Officer

Date:	January 30, 2012

By	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Treasurer, Chief Financial Officer and Controller

This certification is being furnished solely pursuant to 18 U.S.C. ss.1350 and is not being filed as part of the Report or as a separate disclosure document.